EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER OF KENILWORTH SYSTEMS CORPORATION

In connection with the accompanying Quarterly Report on Form 10-Q of Kenilworth Systems Corporation for the quarter ended September 30, 2024, the undersigned, Daniel Snyder, President and Principal Financial Officer of Kenilworth Systems Corporation, does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 fairly presents, in all material respects, the financial condition and results of operations of Kenilworth Systems Corporation.

KENILWORTH SYSTEMS CORPORATION

Dated: November 12, 2024	By:	/s/ Daniel Snyder
	Name:	DANIEL SNYDER
(Principal Executive Officer and Principal Financial/Accounting Officer)